                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported) June 15, 1998


                                Station Casinos, Inc.
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                  (Exact Name of Registrant as Specified in Charter)

          Nevada              000-21640                 88-0136443
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(State or Other Juris-        (Commission File         (IRS Employer
diction of Incorporation)     Number)             Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada             89102
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     (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (702) 367-2411


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            (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS.

          Station Casinos, Inc., a Nevada corporation (the "Company") entered into an Agreement and Plan of Merger with Crescent Real Estate Equities Company, a Texas real estate investment trust dated as of January 15, 1998, as amended (the "Merger Agreement"). The Company agreed to the attached Second Amendment to Agreement and Plan of Merger (the "Amendment") that corrects typographic errors in the Merger Agreement and addresses the Company's consent to the press release attached to the Amendment and the declaration of the rights as set forth in the Amendment.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.                   Description

   2.1 Second Amendment to Agreement and Plan of Merger dated as of June 14, 1998 by and between Station Casinos, Inc. and Crescent Real Estate Equities Company.













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                                      SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STATION CASINOS, INC.




Date:  June 18, 1998          By: /s/ Glenn C. Christenson
                                 ---------------------------------------------
                                 Glenn C. Christenson
                                   Executive Vice President, Chief Financial
                                   Officer, Chief Administrative Officer and
                                   Treasurer














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                                    EXHIBIT INDEX

Exhibit
-------

   2.1 Second Amendment to Agreement and Plan of Merger dated as of June 14, 1998 by and between Station Casinos, Inc. and Crescent Real Estate Equities Company.









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